PRELIMINARY COPIES


                                               (File Nos. 33-49570 and 811-6742)

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
         [X  ]   Preliminary Proxy Statement
         [   ]   CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
                 RULE 14A-6(E)(2))
         [   ]   Definitive Proxy Statement
         [   ]   Definitive Additional Materials
         [   ]   Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                                  MONARCH FUNDS
                               Two Portland Square
                              Portland, Maine 04101
                                 (207) 879-1900

                                David M. Whitaker
                          Citigroup Fund Services, LLC
                               Two Portland Square
                              Portland, Maine 04101

                                   Copies to:

                             R. Darrell Mounts, Esq.
                   Kirkpatrick & Lockhart Nicholson Graham LLP
                          1800 Massachusetts Avenue NW
                             Washington, D.C. 20036

Payment of Filing Fee (Check the appropriate box):

         [X]    No Fee Required
         [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                and 0-11

                1) Title  of each  class of  securities  to which  transaction applies:
                ____________________________

                2)  Aggregate  number  of  securities  to  which   transaction
                applies:
                ____________________________

                3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                ____________________________

                4) Proposed maximum aggregate value of transaction:
                ____________________________

                5) Total fee paid:
                ____________________________

         [ ] Fee paid previously with preliminary materials.

                                       1
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                               PRELIMINARY COPIES


         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1) Amount Previously Paid:
                     _______________________

                  2) Form, Schedule or Registration Statement No.:
                     _______________________

                  3) Filing Party:
                     _______________________

                  4) Date Filed:
                     _______________________




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                               PRELIMINARY COPIES


                                  MONARCH FUNDS
                        TWO PORTLAND SQUARE, FOURTH FLOOR
                              PORTLAND, MAINE 04101


September 19, 2005

Dear Shareholder:

         The Board of Trustees of Monarch Funds (the "Trust") has called a special meeting of the shareholders of Daily Assets Treasury Fund, Daily Assets Government Fund, Daily Assets Cash Fund and Daily Assets Government Obligations Fund, each a series of the Trust (a "Fund" and collectively, the "Funds"), to approve the continuation of the investment advisory agreements (the "Current Agreements") between the Trust and Forum Investment Advisors, LLC ("FIA") with respect to the Funds. The meeting is scheduled to be held on November 1, 2005.

         FIA has served as the investment adviser for the Daily Assets Treasury Fund, Daily Assets Government Fund and Daily Assets Cash Fund pursuant to an investment advisory agreement between the Trust and FIA since April 17, 2003. From January 2, 1998 to April 16, 2003, FIA managed the Funds which were series of another registered investment company. FIA has served as the Daily Assets Government Obligations Fund's investment adviser pursuant to an investment advisory agreement between the Trust and FIA since July 14, 2003. From March 13, 1998 (the Fund's inception date) to April 16, 2003, FIA managed the Fund which was a series of another registered investment company. The Funds' portfolio manager has managed all of the Funds since their inception.

         FIA is a wholly owned subsidiary of Forum Trust, LLC ("Forum Trust"). Forum Trust intends to sell all of its ownership interest in FIA to Anthony R. Fischer, Jr., the Funds' portfolio manager and Jack J. Singer, Executive Director, Vice President, Secretary and Assistant Treasurer of FIA, on or about November 1, 2005 (the "Sale"). Pursuant to the terms of the Current Agreements, the Sale will operate to automatically terminate the Current Agreements. In order to continue to provide advisory services to the Funds following the Sale, at the March 24, 2005 meeting of the Board of Trustees of Monarch Funds (the "Board"), the Board, after careful consideration, unanimously approved the continuance of the Current Agreements with respect to each Fund subsequent to the Sale, subject to the approval of each Fund's shareholders. The Board recommends that the shareholders of each Fund vote "FOR" the continuation of the Current Agreements subsequent to the Sale.

         Shareholders of each Fund are being asked to approve the continuation of the Current Agreements only with respect to the Fund in which they own shares. The approval of the continuation of the Current Agreements by the shareholders of one Fund is not contingent on the approval of the continuation of the Current Agreements by the shareholders of any other Fund.

         WHETHER  OR NOT YOU  EXPECT  TO  ATTEND  THE  SPECIAL  MEETING,  PLEASE
COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES (UNLESS YOU ARE VOTING BY TELEPHONE). NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN OCTOBER 31, 2005. IF YOU HAVE ANY QUESTIONS ABOUT THE PROXY STATEMENT, PLEASE DO NOT HESITATE TO CALL US AT
(800) 754-8757.

         We appreciate your participation and prompt response and thank you for your continued support.

                                                          Sincerely,

                                                          /s/ David M. Whitaker
                                                          David M. Whitaker
                                                          Secretary


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                               PRELIMINARY COPIES


                                  MONARCH FUNDS
                        TWO PORTLAND SQUARE, FOURTH FLOOR
                              PORTLAND, MAINE 04101
                            -------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 1, 2005
                            -------------------------

To the Shareholders of Daily Assets Treasury Fund, Daily Assets Government Fund, Daily Assets Cash Fund and Daily Assets Government Obligations Fund:

         Notice is hereby given that a special meeting of shareholders (the "Meeting") of Daily Assets Treasury Fund, Daily Assets Government Fund, Daily Assets Cash Fund and Daily Assets Government Obligations Fund, each a series of Monarch Funds (the "Trust"), will be held at the offices of Citigroup Fund Services, LLC, Two Portland Square, Fourth Floor, Portland, Maine 04101 on November 1, 2005 at 2:00 p.m. (Eastern time). The purpose of the Meeting is:

     1. To approve the continuation of the investment advisory agreement between the Trust and Forum Investment Advisors, LLC with respect to Daily Assets Treasury Fund;

     2. To approve the continuation of the investment advisory agreement between the Trust and Forum Investment Advisors, LLC with respect to Daily Assets Government Fund;

     3. To approve the continuation of the investment advisory agreement between the Trust and Forum Investment Advisors, LLC with respect to Daily Assets Cash Fund;

     4. To approve the continuation of the investment advisory agreement between the Trust and Forum Investment Advisors, LLC with respect to Daily Assets Government Obligations Fund; and

     5. To transact such other business as may properly come before the Meeting.

         The Trust's Board of Trustees has fixed the close of business on September 8, 2005 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Please carefully read the accompanying Proxy Statement.


                                              By Order of the Board of Trustees,

                                              /s/ David M. Whitaker
                                              David M. Whitaker
                                              Secretary

Portland, Maine
September 19, 2005

YOUR VOTE IS VERY IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE YOUR VOTING INSTRUCTIONS (1) ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED; OR (2) BY CALLING (TOLL FREE), THE TELEPHONE NUMBER ON YOUR PROXY CARD.



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8


TABLE OF CONTENTS                                                          PAGE

-------------------------------------------------------------------------------

INTRODUCTION..................................................................1
PROPOSAL......................................................................2
         Summary of Proposal..................................................3
         Evaluation By the Board of Trustees..................................3
         Discussion of the Provisions of the Current Agreements...............4
         Advisory Fees........................................................5
         Information About FIA (Prior to the Sale)............................6
         Information About FIA (After the Sale)...............................6
OTHER MATTERS.................................................................6
ADDITIONAL INFORMATION........................................................7
         Other Fund Service Providers.........................................7
REPORTS TO SHAREHOLDERS.......................................................8
ADVISORY AGREEMENT ...................................................Exhibit A
PROXY



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                               PRELIMINARY COPIES


                                 PROXY STATEMENT

                           DAILY ASSETS TREASURY FUND
                          DAILY ASSETS GOVERNMENT FUND
                             DAILY ASSETS CASH FUND
                    DAILY ASSETS GOVERNMENT OBLIGATIONS FUND
                                  MONARCH FUNDS
                        TWO PORTLAND SQUARE, FOURTH FLOOR
                              PORTLAND, MAINE 04101
                              --------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 1, 2005
                               -------------------

                                  INTRODUCTION

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Monarch Funds (the "Trust"), a Massachusetts business trust, on behalf of Daily Assets Treasury Fund, Daily Assets Government Fund, Daily Assets Cash Fund and Daily Assets Government Obligations Fund, each a series of the Trust (a "Fund"). The Trust is a registered open-end investment company whose executive offices are located at Two Portland Square, Fourth Floor, Portland, Maine 04101. Proxies will be voted at a special meeting of shareholders (the "Meeting") of each Fund to be held at the offices of the Trust's administrator, Citigroup Fund Services, LLC ("Citigroup"), Two Portland Square, Fourth Floor, Portland, Maine 04101 on November 1, 2005, at 2:00 p.m. (Eastern time), or at any postponement or adjournment thereof for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The Notice of Meeting, this Proxy Statement and the proxy card are first being mailed to shareholders on or about September 30, 2005.

        The Board has authorized the officers of the Trust to determine and fix the close of business on September 8, 2005 as the record date (the "Record Date") for the determination of shareholders of each Fund entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. As of the Record Date, there were x,xxx,xxx shares outstanding of Daily Assets Treasury Fund, x,xxx,xxx shares outstanding of Daily Assets Government Fund, x,xxx,xxx shares outstanding of Daily Assets Cash Fund and x,xxx,xxx shares outstanding of Daily Assets Government Obligations Fund. Each shareholder will be entitled to one vote for each whole Fund share and a fractional vote for each fractional Fund share held. Shares may be voted in person or by proxy. Shareholders holding one-third of the outstanding shares of a Fund as of the Record Date present in person or by proxy will constitute a quorum for the transaction of business regarding the Fund at the Meeting. All properly executed proxies received in time to be voted at the Meeting will be counted at the Meeting and any adjournment thereof in accordance with the instructions marked thereon or otherwise provided therein.

     For purposes of determining the presence of a quorum and counting votes on the matters presented, Fund shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast at the Meeting. Broker non-votes are Fund shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners and other persons entitled to vote and for which the broker lacks discretionary voting authority. Under the Investment Company Act of 1940 (the "1940 Act"), the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting. For this reason, abstentions and broker non-votes have the effect of votes "AGAINST" a Proposal. In completing proxies, therefore, shareholders should be aware that checking the box labeled "ABSTAIN" would result in the shares covered by the proxy being treated as if they were voted "AGAINST" a Proposal.

        IF A CHOICE IS NOT SPECIFIED ON A PROPERLY EXECUTED PROXY THAT IS RETURNED IN TIME TO BE VOTED AT THE MEETING, THE PROXY WILL BE VOTED "FOR" THE PROPOSAL FOR WHICH THE PROXY WAS SUBMITTED.

         If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to a Proposal. Any adjournment will require the affirmative vote of a majority of shares represented in person or by proxy at the Meeting. In that case, the persons named as proxies will vote all proxies that they are entitled to vote for a Proposal as "FOR" such an adjournment; provided, however, any proxies required to be voted against a Proposal will be voted "AGAINST" such adjournment. A shareholder vote may be taken on a Proposal prior to adjournment if sufficient votes have been received and it is otherwise appropriate.

         Approval of a Proposal by a Fund requires the affirmative vote of either (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting or (b) more than 50% of the outstanding shares of the Fund.

You may vote on each proposal by utilizing one of the following options:

     BY MAIL:       Complete   the   proxy   card   enclosed   with   the  Proxy
                    Statement/Prospectus ("Proxy Card")and return it in the
                    postage paid envelope provided.
     BY TELEPHONE:  Call the Toll-Free number on your Proxy Card.
     IN PERSON:     Attend the Special  Meeting in person at 2:00 p.m.
                    (Eastern time) on November 1, 2005, at the offices of Citigroup, Two Portland Square, 4th Floor Conference Room,
                    Portland, Maine 04101.

         To change your vote, you may send a written notice of revocation (the "Revocation Letter") to Citigroup, at Two Portland Square, Portland, Maine, 04101, or by personally casting a vote at the Meeting. The Revocation Letter must:

     (1)  Identify you;

     (2)  State that as a Fund shareholder, you revoke your prior vote; and

     (3) Indicate your approval, disapproval or abstention from voting with respect to the Proposal.

         The solicitation of proxies will be primarily by mail but may also include telephone or oral communications by the officers of the Trust, the prospective purchasers of Forum Investment Advisors, LLC ("FIA"), by regular employees of Citigroup, FIA or their affiliates, or by Automatic Data Processing Inc., a professional proxy solicitor. The estimated cost to retain a proxy solicitor is approximately $6,000.00. Anthony R. Fischer, Jr., and Jack J. Singer, the prospective purchasers of FIA as discussed below, will bear all of the costs of the Meeting and the preparation, printing, mailing and solicitation of this Proxy Statement and proxy cards.

                                    PROPOSAL

SUMMARY OF PROPOSAL

         The Meeting is being called to approve the continuation of the investment advisory agreements between the Trust and FIA with respect to each Fund (the "Proposal"). FIA has served as the investment adviser for the Daily Assets Treasury Fund, Daily Assets Government Fund and Daily Assets Cash Fund pursuant to an investment advisory agreement between the Trust and FIA since April 17, 2003. The agreement was approved by unanimous written consent of the holder of all the shares of those Funds on April 17, 2003. From January 2, 1998 to April 16, 2003, FIA managed the Funds which were series of another registered investment company. FIA has also served as the Daily Assets Government Obligations Fund's investment adviser pursuant to an investment advisory agreement between the Trust and FIA since July 14, 2003. Similarly, the initial shareholder of the Fund approved the agreement by unanimous written consent on July 14, 2003. From March 13, 1998 (the Fund's inception date) to April 16, 2003, FIA managed the Fund which was a series of another registered investment company. The Board previously approved the continuation of the Current Agreements for an additional twelve months on December 9, 2004. Both agreements (the "Current Agreements") are identical except for the fees. The Board is proposing that the Current Agreements be combined into a single agreement (the "Advisory Agreement"), with the same terms and conditions as the Current Agreements. A copy of the Advisory Agreement is attached as Exhibit A.

         FIA is a wholly owned subsidiary of Forum Trust, LLC ("Forum Trust"). FIA intends to change its name to Monarch Investment Advisers, LLC prior to the Meeting. Forum Trust intends to sell all of its ownership interest in FIA to Anthony R. Fischer, Jr., the Funds' portfolio manager, and Jack J. Singer, Executive Director, Vice President, Secretary and Assistant Treasurer of FIA, on or about November 1, 2005 or such other date as may be agreed to by Forum Trust and the investors (the "Sale"). Pursuant to the terms of the Current Agreements, the Sale will operate to automatically terminate the Current Agreements. In order to obtain advisory services for the Funds following the Sale, the Board unanimously approved the continuation of the Current Agreements with respect to each Fund subsequent to the Sale, subject to the approval of the requisite percentage of each Fund's shareholders. The Board proposes, and recommends that, the shareholders of each Fund vote "FOR" the continuation of the Current Agreements with respect to the Fund for the period subsequent to the Sale. Shareholders of each Fund are being asked to approve the continuation of the Current Agreement only with respect to the Fund in which they own shares. The approval of the continuation of the Current Agreements by the shareholders of one Fund is not contingent on the approval of the continuation of the Current Agreements by the shareholders of any other Fund.

         After the Sale, Mr. Fischer and Mr. Singer will each own 50% of FIA (the "Proposed Adviser") and the Proposed Adviser's address will be 812 N. Linden Dr., Beverly Hills, CA 90210. As a result of the Sale, Forum Trust will receive from Messrs. Fischer and Singer $1,000,000 to be paid as follows:
$100,000 upon execution of the purchase and sale agreement containing the terms of the Sale and $900,000 to be paid as monthly earn-out payments commencing after the Sale. Each monthly earn-out payment will be equal to 15% of FIA's gross revenues for the prior month. For any month in which FIA's gross revenues do not exceed $29,400, the earn-out payment shall equal the amount by which FIA's gross revenues exceed $25,000. The earn-out payments will continue until they total $900,000. Forum Trust is indirectly owned and controlled by John Y. Keffer, a Trustee of the Trust and Chairman of FIA. It is expected that immediately following the Sale, the Funds will be the Proposed Adviser's only clients.

EVALUATION BY THE BOARD OF TRUSTEES

         On March 24, 2005, the Board met and discussed the Proposal and its possible effect on the Trust, each Fund and its respective shareholders. The Board considered the nature and quality of services to be provided to the Funds by the Proposed Adviser. The Board also reviewed certain information regarding the Proposed Adviser's intentions concerning compliance with applicable rules and regulations. The Board also considered the Proposed Adviser's compensation for providing advisory services to the Funds and analyzed comparative information on fees and expenses of similar mutual funds. The Board considered the factors listed below, and such other factors and information it deemed relevant, prior to approving and recommending to each Fund's shareholders the continuation of the Current Agreements subsequent to the Sale:

CONTINUITY OF PORTFOLIO MANAGEMENT. Mr. Fischer, the Funds' portfolio manager since their inception, is one of the prospective owners. He would continue to manage the Funds after the Sale. In addition, Mr. Singer, the other prospective owner, was previously employed by Imperial Bank, and its successor, Comerica Bank, whose customers comprised the majority of the Funds' shareholder base. Mr. Singer was the Funds' primary point of contact at this intermediary since the Funds' inception.

CONTINUITY OF SERVICE PROVIDERS. Following the Sale, the Funds will maintain their existing contracts with the Fund's custodian, transfer agent, fund accountant, distributor and administrator. Thus, there will be no change in the agreements for those service providers.

NO CHANGE IN TERMS OF THE AGREEMENT OR ADVISORY FEES. The material terms of Current Agreements and advisory fee for each of the Funds will remain the same. The Board also noted that the actual advisory fee for the Funds was lower than the mean actual advisory fee for their Lipper Inc. peer group and would not increase as a result of the Sale.

SHAREHOLDER MEETING COSTS. Mr. Fischer and Mr. Singer will bear all of the costs of the shareholder meeting including the preparation, printing and mailing of a proxy statement and ballot cards and proxy tabulation.

PERFORMANCE. The Board noted that the Institutional Service, Institutional, Preferred, and Universal share classes each outperformed its Lipper Inc. peer group for the 3-month, 6-month, 1-year, 3-year, and 5-year periods. The Funds' performance should not be affected by the Sale since Mr. Fischer will continue to serve as each Fund's portfolio manager.

NO UNDUE BURDEN ON FUNDS. The Board noted that the Sale would satisfy the terms of Section 15(f) of the 1940 Act, which requires that 75% of the Board continue to consist of independent trustees after the Sale and for the next three years. The Board concluded that the continuation of the Current Agreements subsequent to the Sale would not result in: (1) an increase in the Funds' advisory fee or total expenses; (2) a change in advisory services, portfolio management personnel or other service provider services; or (3) costs to the Funds in order to seek shareholder approval of the continuation of the Current Agreements.

OTHER BENEFITS TO FIA. The Board concluded that other benefits received by FIA from its relationship with the Funds were not a material factor to consider in approving and recommending to each Fund's shareholders the continuation of the Current Agreements subsequent to the Sale.

         Based upon its review, the Board concluded that the continuation of the Current Agreements subsequent to the Sale was reasonable, fair and in the best interests of each Fund and its respective shareholders.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE "FOR" THE PROPOSAL.

         If the shareholders of a Fund approve the Proposal, the Current Agreement will continue with respect to that Fund subsequent to the Sale, which is expected to be finalized on or about November 1, 2005.

DISCUSSION OF THE PROVISIONS OF THE CURRENT AGREEMENTS

         No substantive changes to the Current Agreements will result from the Sale, other than the fact that the two Current Agreements will be combined into a single new agreement, the Advisory Agreement, with each Fund paying the same fees as it did under the Current Agreements.

         Under the terms of the Current Agreements, FIA manages the investment and reinvestment of the assets of each Fund. Under the Current Agreements, FIA places orders for the purchase and sale of each Fund's investments directly with brokers and attempts to obtain quality execution at favorable prices. In effecting securities transactions on behalf of each Fund, the Current Agreements require FIA to comply with the policies set from time to time by the Board as well as the limitations imposed by the Trust's Agreement and Declaration of Trust and the Trust's registration statement filed with the United States Securities and Exchange Commission, the limitations in the 1940 Act, and in the Internal Revenue Code of 1986, as amended, in respect of regulated investment companies and the investment objectives, policies and restrictions of each Fund. The Current Agreements permit FIA to perform investment advisory services for other entities other than the Trust and each Fund.

         FIA furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing each Fund's investments and effecting portfolio transactions for each Fund. FIA also furnishes to the Board, which has overall responsibility for the business and affairs of the Trust, periodic reports concerning the performance and operation of each Fund. Under the Current Agreements, FIA is also responsible for maintaining records relating to the advisory services rendered to each Fund as required to be maintained by the Trust pursuant to applicable law, including records pertaining to each Fund's transactions.

         At FIA's own expense, it may carry out any of its obligations under the Current Agreements by employing, subject to FIA's supervision, one or more investment sub-advisers that are registered pursuant to the Investment

Advisers Act of 1940, as amended. A sub-adviser's employment must be evidenced by a separate agreement approved by the Board and if required, by each Fund's shareholders.

         The Current Agreements provide that FIA shall not be liable to the Trust for any error of judgment or mistake of law, or in any event whatsoever, except for willful misfeasance, bad faith or gross negligence in the performance of its duties under the Agreement or by reason of FIA's reckless disregard if its obligations under the agreement.

         The Current Agreements provide that neither the Trustees of the Trust nor the shareholders of a Fund shall be liable for any obligations of the Trust or of a Fund under the Agreements. Under the Current Agreements and in connection with asserting any rights or claims under the Agreements, FIA agrees to look only to the assets and property of a Fund to which such rights and claims may relate and not to the Trustees of the Trust or the shareholders of a Fund.

         If the continuation of the Current Agreements with respect to a Fund is approved by each Fund's shareholders, the Current Agreements will continue in effect for two years and thereafter for successive twelve month periods, provided that such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case (ii) by a majority of the Trustees who are not parties to the Current Agreements or interested persons of any such party (other than as Trustees of the Trust). The Current Agreements are terminable with respect to a Fund, without penalty, by the Board or by a vote of either (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting or (b) more than 50% of the outstanding shares of the Fund on 60 days' written notice to FIA or by FIA on 60 days' written notice to the Trust. Each Current Agreement also provides for automatic termination in the event of their assignment. The Current Agreements may only be amended or modified with respect to a Fund by a written agreement that is properly authorized and executed by the Trust and FIA, and if required by law, by vote of a majority of the outstanding voting securities of a Fund.

ADVISORY FEES

         Under the Current Agreements, with respect to Daily Assets Treasury Fund, Daily Assets Cash Fund and Daily Assets Government Fund, FIA receives an advisory fee at an annual rate of 0.06% for the first $200 million in combined assets of the Funds, 0.04% of the next $300 million in assets, and 0.03% of the remaining assets. Under the Current Agreements, with respect to the Daily Assets Government Obligations Fund, FIA receives an advisory fee at an annual rate of 0.05% of the daily net assets of the Fund. Pursuant to the Current Agreements, FIA was paid the following advisory fees (excluding waivers) for the fiscal year ended August 31, 2005:

------------------------------------------------------------ -------------------
         FUND                                                        FEE
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Daily Assets Treasury Fund                                        $ 44,636
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Daily Assets Government Fund                                      $465,725
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Daily Assets Cash Fund                                            $132,398
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Daily Assets Government Obligations Fund                           $ 9,101
------------------------------------------------------------ -------------------

--------------------------------------------------------------------------------
INFORMATION ABOUT FIA (PRIOR TO THE SALE)

         FIA is a Delaware limited liability company that is wholly owned by Forum Trust. Its principal place of business is located at Two Portland Square, First Floor, Portland, Maine 04101. Forum Trust is a privately owned company controlled by John Y. Keffer, a Trustee of the Trust.

         FIA's corporate manager is Forum Holdings Corp. I and John Y. Keffer, a Trustee of the Trust, is its President. Forum Holdings Corp. I maintains its principal office at Two Portland Square, First Floor, Portland, Maine 04101.

         Set forth below is information about the principal executive officer and other officers of FIA, each of whom may be contacted at Forum Investment Advisors, LLC, Two Portland Square, First Floor, Portland, Maine 04101:

------------------------------------------------------------ ---------------------------------------------------------
                       NAME (OFFICE)                                           PRINCIPAL OCCUPATION
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
John Y. Keffer (Chairman)                                    President,  Forum  Trust,  LLC (a  non-depository  trust
                                                             company)
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Carl A. Bright (President and Treasurer)                     President, Foreside Fund Services, LLC
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Erica B. Olson (Asst. Secretary)                             Asst. Secretary of FIA
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Nanette K. Chern (Chief Compliance Officer)                  Corporate   Counsel   and  Chief   Compliance   Officer,
                                                             Foreside Fund Services, LLC
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Jack  J.  Singer  (Executive   Director,   Vice  President,  Executive  Director,   Vice  President,   Secretary  and
Secretary and Assistant Treasurer)                           Assistant Treasurer of FIA
------------------------------------------------------------ ---------------------------------------------------------

Mr. Bright is also Principal Financial Officer of the Trust.

INFORMATION ABOUT FIA (AFTER THE SALE)

     FIA will continue to be organized as a Delaware limited liability company and will maintain its principal place of business at 812 N. Linden Dr., Beverly Hills, CA 90210. Anthony R. Fischer, Jr. and Jack J. Singer will each own 50% of the Proposed Adviser after the Sale. The Proposed Adviser will not have a corporate manager; instead, the functions of the corporate manager will be performed by a board of directors. Set forth below is information about the anticipated directors, the principal executive officers and other officers of the Proposed Adviser, each of whom may be contacted at Monarch Investment Advisors, LLC, 812 N. Linden Dr., Beverly Hills, CA 90210:

------------------------------------------------------------ ---------------------------------------------------------
                       NAME (OFFICE)                                           PRINCIPAL OCCUPATION
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Jack J.  Singer  (Director,  Co-Chairman,  Chief  Executive  Executive  Director,   Vice  President,   Secretary  and
Officer, Chief Compliance Officer and Secretary)             Assistant Treasurer of FIA
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Anthony   R.   Fischer,    Jr.   (Director,    Co-Chairman,  Portfolio Manager, Monarch Funds
President, Treasurer and Portfolio Manager)
------------------------------------------------------------ ---------------------------------------------------------


                                  OTHER MATTERS

         No other matters are expected to be presented at the Meeting other than the Proposal. If any other matter properly comes before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

         It is anticipated that, following the Meeting, none of the Funds will hold any meetings of shareholders except as required by Federal or Massachusetts state law. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals to the Secretary of the Trust, David M. Whitaker, in care of Citigroup Fund Services, LLC, Two Portland Square, Fourth Floor, Portland, Maine 04101.

         As of the Record Date, the Trustees and officers of the Trust, as a group, owned beneficially less than 1% of the outstanding shares of each Fund. As of the Record Date, the following shareholders beneficially owned more than 5% of the outstanding shares of a Fund:


------------------------------- --------------------------------------- --------------------- -----------
                                                                                              % OF FUND
FUND/CLASS OF SHARES            NAME AND ADDRESS                               SHARES
------------------------------- --------------------------------------- --------------------- -----------
------------------------------- --------------------------------------- --------------------- -----------

------------------------------- --------------------------------------- --------------------- -----------
------------------------------- --------------------------------------- --------------------- -----------

------------------------------- --------------------------------------- --------------------- -----------
------------------------------- --------------------------------------- --------------------- -----------

------------------------------- --------------------------------------- --------------------- -----------
------------------------------- --------------------------------------- --------------------- -----------

------------------------------- --------------------------------------- --------------------- -----------
------------------------------- --------------------------------------- --------------------- -----------

------------------------------- --------------------------------------- --------------------- -----------
------------------------------- --------------------------------------- --------------------- -----------

------------------------------- --------------------------------------- --------------------- -----------
------------------------------- --------------------------------------- --------------------- -----------

------------------------------- --------------------------------------- --------------------- -----------
------------------------------- --------------------------------------- --------------------- -----------

------------------------------- --------------------------------------- --------------------- -----------
------------------------------- --------------------------------------- --------------------- -----------

------------------------------- --------------------------------------- --------------------- -----------
------------------------------- --------------------------------------- --------------------- -----------

                                       6


------------------------------- --------------------------------------- --------------------- -----------
------------------------------- --------------------------------------- --------------------- -----------

------------------------------- --------------------------------------- --------------------- -----------
------------------------------- --------------------------------------- --------------------- -----------

------------------------------- --------------------------------------- --------------------- -----------
------------------------------- --------------------------------------- --------------------- -----------

------------------------------- --------------------------------------- --------------------- -----------
------------------------------- --------------------------------------- --------------------- -----------

------------------------------- --------------------------------------- --------------------- -----------
------------------------------- --------------------------------------- --------------------- -----------

------------------------------- --------------------------------------- --------------------- -----------
------------------------------- --------------------------------------- --------------------- -----------

------------------------------- --------------------------------------- --------------------- -----------
------------------------------- --------------------------------------- --------------------- -----------

------------------------------- --------------------------------------- --------------------- -----------
------------------------------- --------------------------------------- --------------------- -----------

------------------------------- --------------------------------------- --------------------- -----------


                             ADDITIONAL INFORMATION

OFFICERS OF THE TRUST

         Set forth below is information about each officer of the Trust, each of whom may be contacted at Monarch Funds, Two Portland Square, Fourth Floor, Portland, Maine 04101:

---------------------------------------- --------------------------------------
                 NAME                           POSITION WITH THE TRUST
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------
Simon D. Collier                         President
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------
David I. Goldstein                       Chief Administrative Officer
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------
Sara M. Morris                           Vice President
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------
Beth P. Hanson                           Vice President/Assistant Secretary
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------
Carl A. Bright                           Principal Financial Officer
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------
Trudance Bakke                           Treasurer
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------
David M. Whitaker                        Secretary
---------------------------------------- --------------------------------------

OTHER FUND SERVICE PROVIDERS

         Citigroup serves as each Fund's administrator, transfer agent and fund accountant. Forum Trust serves as each Fund's custodian (the "Custodian"). The Custodian is controlled by John Y. Keffer, a Trustee of the Trust. Currently, the Custodian is an affiliate of FIA. After the Sale, the Custodian may not be deemed to be an affiliate of FIA. Comerica Bank and its affiliates, where Mr. Singer formerly worked, provide certain subcustody, shareholder service, administrative and other services for the Funds. Foreside Fund Services, LLC ("FFS"), located at Two Portland Square, First Floor, Portland, ME 04101, serves as each Fund's principal underwriter. Pursuant to a Compliance Services Agreement with the Trust, FFS also provides the Trust with a President, Principal Financial Officer and Chief Compliance Officer as well as with certain other compliance services. The Trust's President and Principal Financial Officer are also principals of the Distributor.

         The service providers listed above will continue to provide the services referenced above regardless of whether a Fund's shareholders approve the Proposal.

         Each Fund paid the Custodian the following fees (subsequent to fee waivers) for the period from September 1, 2004 to August 31, 2005:

---------------------------- --------------------- --------------------- --------------------- -----------------------
                                                                                                    Daily Assets
           Forum                 Daily Assets          Daily Assets       Daily Assets Cash          Government
          Company               Treasury Fund        Government Fund             Fund             Obligations Fund
---------------------------- --------------------- --------------------- --------------------- -----------------------
---------------------------- --------------------- --------------------- --------------------- -----------------------

---------------------------- --------------------- --------------------- --------------------- -----------------------
---------------------------- --------------------- --------------------- --------------------- -----------------------
Forum Trust, LLC                    $3,240               $33,473                $9,555                  $455
---------------------------- --------------------- --------------------- --------------------- -----------------------

                             REPORTS TO SHAREHOLDERS

         EACH FUND WILL FURNISH, UPON REQUEST AND WITHOUT CHARGE, TO EACH PERSON TO WHOM THIS PROXY STATEMENT IS DELIVERED A COPY OF THE FUND'S LATEST ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED AUGUST 31, 2004 AND SEMI-ANNUAL REPORT FOR THE PERIOD ENDED FEBRUARY 28, 2005. TO REQUEST A COPY, PLEASE CALL THE FUNDS' TRANSFER AGENT, CITIGROUP FUND SERVICES, LLC, TWO PORTLAND SQUARE, FOURTH FLOOR, PORTLAND, MAINE 04101, AT (800) 754-8757.



                                              By Order of the Board of Trustees,

                                              /s/ David M. Whitaker

                                              David M. Whitaker
                                              Secretary

                                    EXHIBIT A

                                     FORM OF
                                  MONARCH FUNDS
                          INVESTMENT ADVISORY AGREEMENT

         AGREEMENT made the __ day of ______, 2005 between Monarch Funds (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts with its principal place of business at Two Portland Square, Portland, Maine 04101, and Monarch Investment Advisors, LLC (the "Adviser"), a corporation organized under the laws of State of Massachusetts with its principal place of business at 812 N. Linden Dr., Beverly Hills, CA 90210.

         WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and is authorized to issue interests (as defined in the Trust's Trust Instrument) in separate series; and

         WHEREAS, the Trust desires that the Adviser perform investment advisory services for the series listed in Appendix A hereto (each a "Fund," and collectively the "Funds"), and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

         SECTION 1.  THE TRUST; DELIVERY OF DOCUMENTS

         The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Trust Instrument and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the Act, as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Trust's Board of Trustees (the "Board"). The Trust is currently authorized to issue four series of interests and the Board is authorized to issue interests in any number of additional series. The Trust has delivered to the Adviser copies of the Trust's Trust Instrument and Registration Statement and will from time to time furnish the Adviser with any amendments thereof.

         SECTION 2.  INVESTMENT ADVISER; APPOINTMENT

         The Trust hereby employs the Adviser, subject to the direction and supervision of the Board, to manage the investment and reinvestment of the assets in each Fund and, without limiting the generality of the foregoing, to provide other services specified in Section 3 hereof.

         SECTION 3.  DUTIES OF THE ADVISER

         (a) The Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets in each Fund. To carry out such decisions, the Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities for the Funds, the Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

         (b) The Adviser will report to the Board at each meeting thereof all changes in each Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Adviser, and on its own initiative, will furnish the Board from time to time with such information as the Adviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Funds' holdings, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Funds maintain investments. The Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Funds as the Adviser may believe appropriate or as the Board reasonably may request.

         (c) In making purchases and sales of securities for the Funds, the Adviser will follow and comply with the policies set from time to time by the Board as well as the limitations imposed by the Trust's Trust Instrument and Registration Statement under the Act, the limitations in the Act and in the Internal Revenue Code of 1986, as amended, in respect of regulated investment companies and the investment objectives, policies and restrictions of the Funds.

         (d) The Adviser will from time to time employ or associate with such persons as the Adviser believes to be particularly qualified to assist in the execution of the Adviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Adviser. No obligation may be incurred on the Trust's behalf in any such respect.

         (e) The Adviser shall either monitor the performance of brokers, dealers and other persons who introduce or execute purchases, sales and other transactions of securities and other investment assets of the Funds or select an introducing broker who shall, as part of its transaction charges, monitor such performance. Such persons may be affiliated with the Adviser, any investment subadviser or other affiliates of the Trust to the extent permitted by the Act.

         (f) The Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Commission and the Internal Revenue Service. The books and records pertaining to the Trust, which are in possession of the Adviser, shall be the property of the Trust. The Trust, or the Trust's authorized representatives, shall have access to such books and records at all times during the Adviser's normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or the Trust's authorized representatives.

         SECTION 4.  DELEGATION OF THE ADVISER'S DUTIES

         The Adviser may carry out any of its obligations under this Agreement by entering into a contract with a person(s) who (i) is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"), or who is exempt from registration thereunder or (ii) is under the control of, and is supervised by, the Adviser ("Controlled Person") with respect to any investment advisory functions performed by such Controlled Person. The Adviser may not delegate any of its obligations under this Agreement unless it has instituted appropriate procedures for the supervision of the Controlled Person's activities.

         SECTION 5.  EXPENSES

         The Trust hereby confirms that the Trust shall be responsible and shall assume the obligation for payment of all the Trust's expenses, including: interest charges, taxes, brokerage fees and commissions; certain insurance premiums; fees, interest charges and expenses of the Trust's custodian and transfer agent; telecommunications expenses; auditing, legal and compliance expenses; costs of the Trust's formation and maintaining its existence; costs of preparing the Trust's registration statement, account application forms and interestholder reports and delivering them to existing and prospective interestholders; costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts and of calculating the net asset value of interests in the Trust; costs of reproduction, stationery and supplies; compensation of the Trust's trustees, officers and employees and the costs of other personnel performing services for the Trust; costs of Trust meetings; registration fees and related expenses for registration with the Commission and the securities regulatory authorities of other countries in which the Trust's interests are sold; state securities law registration fees and related expenses; and fees and out-of-pocket expenses payable to Foreside Fund Services, LLC under any placement agent, management or similar agreement.

         SECTION 6.  STANDARD OF CARE

         (a) The Adviser shall give the Trust the benefit of its best judgment and efforts in rendering its services to the Trust and shall not be liable for error of judgment or mistake of law, for any loss arising out of any investment, or in any event whatsoever, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the security holders of the Trust to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of reckless disregard of its obligations and duties hereunder. No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or the Adviser, from liability in violation of Sections 17(h), 17(i) or 36(b) of the Act.

         (b) The Adviser shall not be held responsible for any loss incurred by reason of any act or omission of any dealer, broker or custodian; provided that such loss is not the result of the Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or the result of the Adviser's reckless disregard of its obligations and duties hereunder.

         (c) This Section shall survive the termination of this Agreement and shall be binding upon the Trust's and the Adviser's successors and personal representatives.

         SECTION 7.  COMPENSATION

         For the services provided by the Adviser pursuant to this Agreement, the Trust shall pay the Adviser an advisory fee as set forth in Appendix B.

         SECTION 8.  EFFECTIVENESS, DURATION AND TERMINATION

         (a) This Agreement shall become effective with respect to each Fund on date referenced above.

         (b) This Agreement shall remain in effect with respect to a Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive twelve-month periods (computed from each anniversary date of the approval) with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting interests of the Fund, and, in either case,
(ii) by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust); provided further, however, that if this Agreement or the continuation of this Agreement is not approved as to a Fund, the Adviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder.

         (c) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Adviser or (ii) by the Adviser on 60 days' written notice to the Trust. This agreement shall terminate upon assignment.

         SECTION 9.  ACTIVITIES OF THE ADVISER

         (a) Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Adviser's right, or the right of any of the Adviser's officers, directors or employees who may also be a trustee, officer or employee of the Trust, or persons otherwise affiliated persons of the Trust to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

         (b) The Adviser represents that it is currently registered, and will during the entire period this Agreement is in effect be registered, as an investment adviser under the Advisers Act.

         SECTION 10.  LIMITATION OF INTERESTHOLDER AND TRUSTEE LIABILITY

         The Trustees of the Trust and the interestholders of each Fund shall not be liable for any obligations of the Trust or of the Funds under this Agreement, and the Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Adviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the interestholders of the Funds.

         SECTION 11. NOTICE

         Any notice or other communication required to be given pursuant to this Agreement shall be in writing or by telex and shall be effective upon receipt. Notices and communications shall be given, if to the Trust, at:

                  Two Portland Square
                  Portland, Maine 04101
                  Attention: Secretary

if to the Adviser at:





         SECTION 12.  MISCELLANEOUS

         (a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and, if required by the Act, by a vote of a majority of the outstanding voting interests of the Funds thereby affected. No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall effect this Agreement as it pertains to any other Fund.

         (b) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

         (c) This Agreement may be executed by the parties hereto on any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         (d) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

         (e) This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Delaware.

         (f) The terms "vote of a majority of the outstanding voting interests," "interested person," "affiliated person" and "assignment" shall have the meanings ascribed thereto in the Act to the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment," respectively.

            [THE REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.



                                                MONARCH FUNDS

                                                --------------------------
                                                [NAME]
                                                [TITLE]



                                                MONARCH INVESTMENT ADVISORS, LLC

                                                ------------------------
                                                [NAME]
                                                [TITLE]

                                  MONARCH FUNDS
                          INVESTMENT ADVISORY AGREEMENT

                                   APPENDIX A

                               FUNDS OF THE TRUST


                           Daily Assets Treasury Fund
                          Daily Assets Government Fund
                             Daily Assets Cash Fund
                    Daily Assets Government Obligations Fund




                                      -A1-

                                  MONARCH FUNDS
                          INVESTMENT ADVISORY AGREEMENT

                                   APPENDIX B

                                  FEE SCHEDULE


                                                         FEE AS A % OF THE
                                                       ANNUAL AVERAGE DAILY
          FUNDS OF THE TRUST                    NET ASSETS OF THE FUNDS COMBINED
____________________________________        ____________________________________

   Daily Assets  Treasury Fund,            0.06% for the first $200 million in
Daily Assets  Government Cash Fund        assets, 0.04% of the next $300 million
and Daily Assets Cash Fund                in assets, and 0.03% of the remaining
                                          assets.

Daily Assets Government Obligations Fund                  0.05%

                                  MONARCH FUNDS
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101

                                      PROXY

              (FOR SHAREHOLDERS OF DAILY ASSETS TREASURY FUND ONLY)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Revoking any such prior appointments, the undersigned appoints David M. Whitaker, Leslie K. Klenk and Edward C. Lawrence (or, if only one shall act, that one) proxies with the power of substitution to vote all of the shares of Daily Assets Treasury Fund (the "Fund"), a series of Monarch Funds (the "Trust"), registered in the name of the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of Citigroup Fund Services, LLC, Two Portland Square, Fourth Floor, Portland, Maine 04101, on November 1, 2005, at 2:00 p.m. (Eastern time), and at any postponements or adjournments thereof.

The shares of beneficial interest represented by this Proxy will be voted in accordance with the instructions given by the undersigned below. IF NO CHOICE IS SPECIFIED ON THE PROXY, PROPERLY EXECUTED PROXIES THAT ARE RETURNED IN TIME TO BE VOTED AT THE MEETING WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL SET FORTH BELOW. The Trust has proposed this Proposal. The Board of Trustees recommends voting "FOR" the Proposal.

                                    PROPOSAL

                  To  approve  the  continuation  of  the  investment   advisory
                  agreement between the Trust and Forum Investment Advisors, LLC with respect to Daily Assets Treasury Fund.

                  FOR _____        AGAINST _____                ABSTAIN _____


(NOTE: Checking the box labeled "Abstain" will result in the shares covered by the Proxy being treated as if they were voted "Against" a Proposal.) Receipt is acknowledged of the Notice and Proxy Statement for the Special Meeting of Shareholders to be held on November 1, 2005. PLEASE SIGN AND DATE THIS PROXY IN THE SPACE PROVIDED AND RETURN IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED. Execution by shareholders who are not individuals must be made by an authorized signatory. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title as such.


        _______________________________________           ______________________
         Authorized Signature                                       Date

        _______________________________________
         Printed Name (and Title if Applicable)

        _______________________________________           ______________________
         Authorized Signature
        (Joint Investor or Second Signatory)                         Date

        _______________________________________
         Printed Name (and Title if Applicable)

                                  MONARCH FUNDS
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101

                                      PROXY

             (FOR SHAREHOLDERS OF DAILY ASSETS GOVERNMENT FUND ONLY)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Revoking any such prior appointments, the undersigned appoints David M. Whitaker, Leslie K. Klenk and Edward C. Lawrence (or, if only one shall act, that one) proxies with the power of substitution to vote all of the shares of Daily Assets Government Fund (the "Fund"), a series of Monarch Funds (the "Trust"), registered in the name of the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of Citigroup Fund Services, LLC, Two Portland Square, Fourth Floor, Portland, Maine 04101, on November 1, 2005, at 2:00 p.m. (Eastern time), and at any postponements or adjournments thereof.

The shares of beneficial interest represented by this Proxy will be voted in accordance with the instructions given by the undersigned below. IF NO CHOICE IS SPECIFIED ON THE PROXY, PROPERLY EXECUTED PROXIES THAT ARE RETURNED IN TIME TO BE VOTED AT THE MEETING WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL SET FORTH BELOW. The Trust has proposed this Proposal. The Board of Trustees recommends voting "FOR" the Proposal.

                                    PROPOSAL

                  To  approve  the  continuation  of  the  investment   advisory
                  agreement between the Trust and Forum Investment Advisors, LLC with respect to Daily Assets Government Fund.

                   FOR _____        AGAINST _____                ABSTAIN _____


(NOTE: Checking the box labeled "Abstain" will result in the shares covered by the Proxy being treated as if they were voted "Against" a Proposal.) Receipt is acknowledged of the Notice and Proxy Statement for the Special Meeting of Shareholders to be held on November 1, 2005. PLEASE SIGN AND DATE THIS PROXY IN THE SPACE PROVIDED AND RETURN IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED. Execution by shareholders who are not individuals must be made by an authorized signatory. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title as such.


      _______________________________________           ______________________
         Authorized Signature                                       Date

        _______________________________________
         Printed Name (and Title if Applicable)

        _______________________________________           ______________________
         Authorized Signature
        (Joint Investor or Second Signatory)                         Date

        _______________________________________
         Printed Name (and Title if Applicable)

                                  MONARCH FUNDS
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101

                                      PROXY

       (FOR SHAREHOLDERS OF DAILY ASSETS GOVERNMENT OBLIGATIONS FUND ONLY)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Revoking any such prior appointments, the undersigned appoints David M. Whitaker, Leslie K. Klenk and Edward C. Lawrence (or, if only one shall act, that one) proxies with the power of substitution to vote all of the shares of Daily Assets Government Obligations Fund (the "Fund"), a series of Monarch Funds (the "Trust"), registered in the name of the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of Citigroup Fund Services, LLC, Two Portland Square, Fourth Floor, Portland, Maine 04101, on November 1, 2005, at 2:00 p.m. (Eastern time), and at any postponements or adjournments thereof.

The shares of beneficial interest represented by this Proxy will be voted in accordance with the instructions given by the undersigned below. IF NO CHOICE IS SPECIFIED ON THE PROXY, PROPERLY EXECUTED PROXIES THAT ARE RETURNED IN TIME TO BE VOTED AT THE MEETING WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL SET FORTH BELOW. The Trust has proposed this Proposal. The Board of Trustees recommends voting "FOR" the Proposal.

                                    PROPOSAL

                  To  approve  the  continuation  of  the  investment   advisory
                  agreement between the Trust and Forum Investment Advisors, LLC with respect to Daily Assets Government Obligations Fund.

                   FOR _____        AGAINST _____                ABSTAIN _____


(NOTE: Checking the box labeled "Abstain" will result in the shares covered by the Proxy being treated as if they were voted "Against" a Proposal.) Receipt is acknowledged of the Notice and Proxy Statement for the Special Meeting of Shareholders to be held on November 1, 2005. PLEASE SIGN AND DATE THIS PROXY IN THE SPACE PROVIDED AND RETURN IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED. Execution by shareholders who are not individuals must be made by an authorized signatory. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title as such.



       _______________________________________           ______________________
         Authorized Signature                                       Date

        _______________________________________
         Printed Name (and Title if Applicable)

        _______________________________________           ______________________
         Authorized Signature
        (Joint Investor or Second Signatory)                         Date

        _______________________________________
         Printed Name (and Title if Applicable)

                                  MONARCH FUNDS
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101

                                      PROXY

                (FOR SHAREHOLDERS OF DAILY ASSETS CASH FUND ONLY)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Revoking any such prior appointments, the undersigned appoints David M. Whitaker, Leslie K. Klenk and Edward C. Lawrence (or, if only one shall act, that one) proxies with the power of substitution to vote all of the shares of Daily Assets Cash Fund (the "Fund"), a series of Monarch Funds (the "Trust"), registered in the name of the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of Citigroup Fund Services, LLC, Two Portland Square, Fourth Floor, Portland, Maine 04101, on November 1, 2005, at 2:00 p.m. (Eastern time), and at any postponements or adjournments thereof.

The shares of beneficial interest represented by this Proxy will be voted in accordance with the instructions given by the undersigned below. IF NO CHOICE IS SPECIFIED ON THE PROXY, PROPERLY EXECUTED PROXIES THAT ARE RETURNED IN TIME TO BE VOTED AT THE MEETING WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL SET FORTH BELOW. The Trust has proposed this Proposal. The Board of Trustees recommends voting "FOR" the Proposal.

                                    PROPOSAL

                  To  approve  the  continuation  of  the  investment   advisory
                  agreement between the Trust and Forum Investment Advisors, LLC with respect to Daily Assets Cash Fund.

                 FOR _____        AGAINST _____                ABSTAIN _____


(NOTE: Checking the box labeled "Abstain" will result in the shares covered by the Proxy being treated as if they were voted "Against" a Proposal.) Receipt is acknowledged of the Notice and Proxy Statement for the Special Meeting of Shareholders to be held on November 1, 2005. PLEASE SIGN AND DATE THIS PROXY IN THE SPACE PROVIDED AND RETURN IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED. Execution by shareholders who are not individuals must be made by an authorized signatory. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title as such.



          _______________________________________           ____________________
         Authorized Signature                                       Date

        _______________________________________
         Printed Name (and Title if Applicable)

        _______________________________________           ______________________
         Authorized Signature
        (Joint Investor or Second Signatory)                         Date

        _______________________________________
         Printed Name (and Title if Applicable)